UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by iStar Financial Inc. (the “Company”) on June 3, 2011 to update Item 5.07, Submission of Matters to a Vote of Security Holders.  As disclosed in the original 8-K, on June 1, 2011, at the Company’s 2011 Annual Meeting, the majority of shareholders voted in favor of holding an annual shareholder advisory (non-binding) vote on compensation of the Company’s named executive officers and other named officers.  Based on these results, the Company’s Board of Directors has determined that the Company will conduct an annual “Say on Pay Vote” until the next required vote on the frequency of the “Say on Pay Vote.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date: August 10, 2011	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

Date: August 10, 2011	By:	/s/ David DiStaso
David DiStaso
Chief Financial Officer